SECOND ADDENDUM TO LEASE

                             LESSOR: FRANK F. PARKER

               LESSEE: DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.,
                             A DELAWARE CORPORATION

              ADDRESS: 16722 MILLIKAN AVENUE, IRVINE, CALIFORNIA

                              DATED: AUGUST 8, 1997






1. LEASE TERM: The above referenced lease is extended for one (1) year commencing November 1, 1998, and ending October 31, 1999.

2. BASE RENTAL RATE: The base rental rate during the extended term shall be $6,750.00 per month.





AGREED:

Lessor:                                   Lessee:

Frank F. Parker                           Dental/Medical Diagnostic Systems,Inc.

  /S/ Frank Parker                          /S/ Merle Roberts
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Date:   7-29-98                           Date:   7-27-98
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